Exhibit 99.2

Endurance Specialty Holdings Ltd.

INVESTOR FINANCIAL SUPPLEMENT

SECOND QUARTER 2006

Endurance Specialty Holdings Ltd.
Wellesley House, 90 Pitts Bay Rd.
Pembroke HM 08, Bermuda

Investor Relations
Phone: (441) 278-0988
Fax: (441) 278-0493
email: investorrelations@endurance.bm

This report is for information purposes only. It should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Financial Supplement Table of Contents

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

Some of the statements in this financial supplement may include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words ‘‘expect,’’ ‘‘intend,’’ ‘‘plan,’’ ‘‘believe,’’ ‘‘project,’’ ‘‘anticipate,’’ ‘‘seek,’’ ‘‘will,’’ and similar statements of a future or forward-looking nature identify forward-looking statements in this financial supplement for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only to the date on which they are made. We undertake no obligation to publicly update or review any forward looking statement, when as a result of new information, future developments or otherwise.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, competition, possible terrorism or the outbreak of war, the frequency or severity of unpredictable catastrophic events, changes in demand for insurance or reinsurance, rating agency actions, uncertainties in our reserving process, a change in our tax status, acceptance of our products, the availability of reinsurance or retrocessional coverage, retention of key personnel, political conditions, the impact of current regulatory investigations, changes in accounting policies, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2005.

ENDURANCE SPECIALTY HOLDINGS LTD.
BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	All financial information contained herein is unaudited, except the balance sheet and income statement data for the years ended December 31, 2005, December 31, 2004 and December 31, 2003, which was derived from the Company's audited financial statements.

•	Unless otherwise noted, all data is in thousands, except for per share, percentage and ratio information.

•	As used in this financial supplement, ‘‘common shares’’ refers to our ordinary shares and class A shares, collectively.

•	Endurance Specialty Holdings Ltd., along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of claims and claims adjustment expense to earned premiums. The acquisition expense ratio is the ratio of underwriting expenses (commissions, taxes, licenses and fees, as well as other underwriting expenses) to earned premiums. The general and administrative expense ratio is the ratio of general and administrative expenses to earned premiums. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•	GAAP combined ratios differ from statutory combined ratios primarily due to the deferral of certain third party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general & administrative expense ratios.

•	NM - Not meaningful; NA - Not Applicable; LTM - Latest twelve months.

i

ENDURANCE SPECIALTY HOLDINGS LTD.
ORGANIZATION CHART

ii

ENDURANCE SPECIALTY HOLDINGS LTD.
CORPORATE ORGANIZATION CHART

iii

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED FINANCIAL HIGHLIGHTS

		QUARTER ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,		Previous Quarter Change	Previous Year to Date Change
		2006	2005	2006	2005
HIGHLIGHTS	Net income	$64,050	$110,017	$171,086	$206,276	(41.8)%	(17.1)%
	Net income available to common shareholders	60,175	110,017	163,336	206,276	(45.3)%	(20.8)%
	Operating income [a]	62,195	111,787	170,116	214,459	(44.4)%	(20.7)%
	Operating income available to common shareholders [a]	58,320	111,787	162,366	214,459	(47.8)%	(24.3)%
	Operating cash flow	204,429	252,105	380,148	472,185	(18.9)%	(19.5)%
	Gross premiums written	451,253	403,189	1,022,634	1,105,680	11.9%	(7.5)%
	Net premiums earned	406,678	437,921	826,884	875,519	(7.1)%	(5.6)%
	Total assets	6,865,786	5,809,713	6,865,786	5,809,713	18.2%	18.2%
	Total shareholders' equity	1,936,535	1,987,125	1,936,535	1,987,125	(2.5)%	(2.5)%
PER SHARE	Basic earnings per common share
AND SHARES DATA	Net income (as reported)	$0.91	$1.81	$2.46	$3.38	(50.1)%	(27.3)%
	Operating income (as reported) [a]	$0.88	$1.84	$2.44	$3.52	(52.4)%	(30.5)%
	Diluted earnings per common share
	Net income (as reported)	$0.85	$1.67	$2.29	$3.11	(49.2)%	(26.3)%
	Operating income (as reported) [a]	$0.82	$1.69	$2.28	$3.24	(51.5)%	(29.6)%
As Reported	Weighted average common shares outstanding	66,398	60,632	66,421	60,960	9.5%	9.0%
	Weighted average common shares outstanding
	and dilutive potential common shares	71,109	66,063	71,243	66,276	7.6%	7.5%
Book Value Per	Book value [b]	$26.19	$33.01	$26.19	$33.01	(20.7)%	(20.7)%
Common Share	Diluted book value (treasury stock method) [b]	$24.24	$30.01	$24.24	$30.01	(19.2)%	(19.2)%
FINANCIAL RATIOS	Return on average common equity (ROAE), net income [c]	3.5%	5.7%	9.6%	10.7%	(2.2)	(1.1)
	ROAE, operating income [a] [c]	3.4%	5.8%	9.5%	11.1%	(2.4)	(1.6)
	Return on beg. common equity (ROBE), net income [c]	3.5%	5.8%	9.8%	11.1%	(2.4)	(1.3)
	ROBE, operating income [a]	3.4%	5.9%	9.7%	11.5%	(2.6)	(1.8)
	Annualized ROAE, net income [c]	13.9%	22.7%	19.2%	21.4%	(8.8)	(2.3)
	Annualized ROAE, operating income [a] [c]	13.5%	23.1%	19.1%	22.3%	(9.6)	(3.2)
	Annualized ROBE, net income	14.0%	23.4%	19.5%	22.2%	(9.4)	(2.6)
	Annualized ROBE, operating income [a]	13.5%	23.8%	19.4%	23.0%	(10.2)	(3.6)
	Annualized investment yield	4.6%	3.8%	4.8%	3.8%	0.8	1.0
	Loss ratio	66.3%	52.3%	61.5%	54.8%	14.0	6.7
						0.0%	0.0
GAAP	Acquisition expense ratio	18.9%	20.4%	18.2%	20.1%	(1.5)	(1.9)
	General and administrative expense ratio	11.6%	9.2%	11.1%	8.5%	2.4	2.6
	Combined ratio	96.8%	81.9%	90.8%	83.4%	14.9	7.4
STAT	Acquisition expense ratio	16.6%	19.5%	15.9%	18.9%	(2.9)	(3.0)
	General and administrative expense ratio	11.6%	10.2%	9.6%	6.8%	1.4	2.8
	Combined ratio	94.5%	82.0%	87.0%	80.5%	12.5	6.5

[a]	Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses. Please see page 18 for a reconciliation to net income.

[b]	For detailed calculations please refer to page 20.

[c]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED STATEMENTS OF INCOME

	QUARTER ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,		YEAR ENDED DEC. 31, 2005
	2006	2005	2006	2005
UNDERWRITING REVENUES
Gross premiums written	$451,253	$403,189	$1,022,634	$1,105,680	$1,668,877
Premiums ceded	(42,575)	(8,599)	(70,947)	(11,912)	(49,528)
Net premiums written	$408,678	$394,590	$951,687	$1,093,768	$1,619,349
Change in unearned premiums	(2,000)	43,331	(124,803)	(218,249)	104,345
Net premiums earned	$406,678	$437,921	$826,884	$875,519	$1,723,694
Other underwriting (loss) income	(1,992)	418	1,509	1,289	(4,819)
Total underwriting revenues	$404,686	$438,339	$828,393	$876,808	$1,718,875
UNDERWRITING EXPENSES
Losses and loss expenses	$269,445	$228,916	$508,177	$479,975	$1,650,943
Acquisition expenses	76,758	89,334	150,529	176,109	329,692
General and administrative expenses	47,425	40,432	91,723	73,978	148,036
Total underwriting expenses	$393,628	$358,682	$750,429	$730,062	$2,128,671
Underwriting income (loss)	$11,058	$79,657	$77,964	$146,746	($409,796)
OTHER OPERATING REVENUE/EXPENSES
Net investment income	$59,209	$39,133	$119,683	$78,444	$180,452
Interest expense	(7,459)	(5,612)	(14,985)	(11,083)	(24,210)
Amortization of intangibles	(1,158)	(1,158)	(2,316)	(2,378)	(4,694)
Total other operating revenue/expenses	$50,592	$32,363	$102,382	$64,983	$151,548
INCOME (LOSS) BEFORE OTHER ITEMS	$61,650	$112,020	$180,346	$211,729	($258,248)
OTHER
Net foreign exchange gains (losses)	$11,997	($1,742)	$14,883	($4,163)	($5,140)
Net realized (losses) gains on investments	(8,729)	592	(12,059)	(3,861)	(8,244)
Income tax (expense) benefit	(868)	(853)	(12,084)	2,571	51,148
NET INCOME (LOSS)	$64,050	$110,017	$171,086	$206,276	($220,484)
Preferred dividends	(3,875)	—	(7,750)	—	($2,720)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$60,175	$110,017	$163,336	$206,276	($223,204)
KEY RATIOS/PER SHARE DATA
Loss ratio	66.3%	52.3%	61.5%	54.8%	95.8%
Acquisition expense ratio	18.9%	20.4%	18.2%	20.1%	19.1%
General and administrative expense ratio	11.6%	9.2%	11.1%	8.5%	8.6%
Combined ratio	96.8%	81.9%	90.8%	83.4%	123.5%
Weighted average basic shares outstanding	66,398	60,632	66,421	60,960	62,029
Weighted average dilutive shares outstanding	71,109	66,063	71,243	66,276	62,029
Basic earnings per common share	$0.91	$1.81	$2.46	$3.38	($3.60)
Diluted earnings per common share	$0.85	$1.67	$2.29	$3.11	($3.60)
ROAE [a]	3.5%	5.7%	9.6%	10.7%	(12.6)%

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED BALANCE SHEETS

	JUNE 30, 2006	DEC. 31, 2005
ASSETS
Cash and cash equivalents	$669,583	$468,015
Fixed maturity investments available for sale, at fair value	4,323,661	4,323,339
Investments in other ventures, under equity method	204,272	161,883
Premiums receivable, net	827,239	575,109
Deferred acquisition costs	175,717	166,720
Securities lending collateral	371,407	408,663
Prepaid reinsurance premiums	56,194	27,132
Losses recoverable	27,452	17,248
Accrued investment income	36,740	33,734
Intangible assets	71,436	65,633
Deferred tax assets	66,545	69,360
Other assets	35,540	35,701
TOTAL ASSETS	$6,865,786	$6,352,537
LIABILITIES
Reserve for losses and loss expenses	$2,782,803	$2,603,590
Reserve for unearned premiums	967,844	803,629
Deposit liabilities	173,527	92,523
Reinsurance balances payable	122,829	85,281
Securities lending payable	371,407	408,663
Debt	447,131	447,092
Other liabilities	63,710	39,216
TOTAL LIABILITIES	$4,929,251	$4,479,994
SHAREHOLDERS' EQUITY
Preferred shares
Series A, non-cumulative – 8,000 issued and outstanding (2005 - 8,000)	$8,000	$8,000
Common shares
66,096 issued and outstanding (2005 - 66,139)	66,096	66,139
Additional paid-in capital	1,450,435	1,453,722
Accumulated other comprehensive loss	(82,087)	(19,672)
Retained earnings	494,091	364,354
TOTAL SHAREHOLDERS' EQUITY	$1,936,535	$1,872,543
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$6,865,786	$6,352,537
Book value per common share	$26.19	$25.18
Diluted book value per common share (treasury stock method)	$24.24	$23.17
RATIOS
Debt-to-capital	18.8%	19.3%

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT DISTRIBUTION
FOR THE SIX MONTHS ENDED JUNE 30, 2006

Gross Premiums Written = $1,168 million [a]

[a]	Prior to deposit accounting adjustments.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED SEGMENT DATA
FOR THE QUARTER ENDED JUNE 30, 2006

	Property Per Risk Treaty Reinsurance	Property Catastrophe Reinsurance	Casualty Treaty Reinsurance	Property Individual Risk	Casualty Individual Risk	Aerospace and Other Specialty Lines	Total Company Sub-total	Deposit Accounting Adjustment [a]	Reported Totals
UNDERWRITING REVENUES
Gross premiums written	$49,998	$100,526	$79,426	$52,590	$106,633	$108,192	$497,365	($46,112)	$451,253
Net premiums written	$49,998	$100,526	$74,716	$26,699	$96,482	$106,369	$454,790	($46,112)	$408,678
Net premiums earned	$89,861	$57,380	$119,731	$18,384	$69,969	$101,524	$456,849	($50,171)	$406,678
Other underwriting loss	—	—	—	—	—	—	—	(1,992)	(1,992)
Total underwriting revenues	$89,861	$57,380	$119,731	$18,384	$69,969	$101,524	$456,849	($52,163)	$404,686
UNDERWRITING EXPENSES
Losses and loss expenses	$83,117	$27,668	$59,224	$23,347	$46,821	$70,267	$310,444	($40,999)	$269,445
Acquisition expenses	26,506	7,670	32,995	729	3,364	19,200	90,464	(13,706)	76,758
General and administrative expenses	6,019	8,470	7,847	5,753	10,195	9,141	47,425	—	47,425
Total expenses	115,642	43,808	100,066	29,829	60,380	98,608	448,333	(54,705)	393,628
UNDERWRITING INCOME (LOSS)	($25,781)	$13,572	$19,665	($11,445)	$9,589	$2,916	$8,516	$2,542	$11,058
GAAP RATIOS
Loss ratio	92.5%	48.2%	49.5%	127.0%	66.9%	69.2%	67.9%	81.7%	66.3%
Acquisition expense ratio	29.5%	13.4%	27.6%	4.0%	4.8%	18.9%	19.8%	27.3%	18.9%
General and administrative expense ratio	6.7%	14.7%	6.5%	31.3%	14.6%	9.0%	10.4%	—	11.6%
Combined ratio	128.7%	76.3%	83.6%	162.3%	86.3%	97.1%	98.1%	109.0%	96.8%
STATUTORY RATIOS
Loss ratio	92.5%	48.2%	49.5%	127.0%	66.9%	69.2%	67.9%	81.7%	66.3%
Acquisition expense ratio	31.7%	11.5%	33.7%	(1.2)%	6.4%	21.1%	17.8%	28.3%	16.6%
General and administrative expense ratio	12.0%	8.4%	10.5%	21.5%	10.6%	8.6%	10.4%	—	11.6%
Combined ratio	136.2%	68.1%	93.7%	147.3%	83.9%	98.9%	96.1%	110.0%	94.5%

[a]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company's underwriting results by segment to the Company's financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED FINANCIAL RATIOS
FOR THE QUARTER ENDED JUNE 30, 2006

	Property Per Risk Treaty Reinsurance	Property Catastrophe Reinsurance	Casualty Treaty Reinsurance	Property Individual Risk	Casualty Individual Risk	Aerospace and Other Specialty Lines	Total Company Sub-total	Deposit Accounting Adjustment [a]	Reported Totals
AS REPORTED
GAAP RATIOS
Loss ratio	92.5%	48.2%	49.5%	127.0%	66.9%	69.2%	67.9%	81.7%	66.3%
Acquisition expense ratio	29.5%	13.4%	27.6%	4.0%	4.8%	18.9%	19.8%	27.3%	18.9%
General and administrative expense ratio	6.7%	14.7%	6.5%	31.3%	14.6%	9.0%	10.4%	—	11.6%
Combined ratio	128.7%	76.3%	83.6%	162.3%	86.3%	97.1%	98.1%	109.0%	96.8%
EFFECT OF PRIOR PERIOD RESERVE DEVELOPMENT
FAVORABLE / (UNFAVORABLE)
GAAP RATIOS
Loss ratio	(22.9)%	(46.1)%	11.0%	27.8%	11.4%	(7.5)%	(6.2)%	(13.7)%	(5.3)%
NET OF PRIOR PERIOD RESERVE DEVELOPMENT
GAAP RATIOS
Loss ratio	69.6%	2.1%	60.5%	154.8%	78.3%	61.7%	61.7%	68.0%	61.0%
Acquisition expense ratio	29.5%	13.4%	27.6%	4.0%	4.8%	18.9%	19.8%	27.3%	18.9%
General and administrative expense ratio	6.7%	14.7%	6.5%	31.3%	14.6%	9.0%	10.4%	—	11.6%
Combined ratio	105.8%	30.2%	94.6%	190.1%	97.7%	89.6%	91.9%	95.3%	91.5%

[a]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company's underwriting results by segment to the Company's financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED SEGMENT DATA
FOR THE SIX MONTHS ENDED JUNE 30, 2006

	Property Per Risk Treaty Reinsurance	Property Catastrophe Reinsurance	Casualty Treaty Reinsurance	Property Individual Risk	Casualty Individual Risk	Aerospace and Other Specialty Lines	Total Company Sub-total	Deposit Accounting Adjustment [a]	Reported Totals
UNDERWRITING REVENUES
Gross premiums written	$172,478	$201,330	$284,895	$81,164	$158,216	$269,812	$1,167,895	($145,261)	$1,022,634
Net premiums written	$172,478	$201,330	$278,182	$37,389	$142,484	$265,085	$1,096,948	($145,261)	$951,687
Net premiums earned	$187,970	$110,778	$270,778	$39,442	$139,337	$185,507	$933,812	($106,928)	$826,884
Other underwriting income	—	—	—	—	—	—	—	1,509	1,509
Total underwriting revenues	$187,970	$110,778	$270,778	$39,442	$139,337	$185,507	$933,812	($105,419)	$828,393
UNDERWRITING EXPENSES
Losses and loss expenses	$123,552	$60,373	$145,184	$17,886	$93,889	$139,565	$580,449	($72,272)	$508,177
Acquisition expenses	46,601	15,481	75,517	2,018	6,721	38,467	184,805	(34,276)	150,529
General and administrative expenses	13,468	15,043	19,683	9,530	15,726	18,273	91,723	—	91,723
Total expenses	183,621	90,897	240,384	29,434	116,336	196,305	856,977	(106,548)	750,429
UNDERWRITING INCOME (LOSS)	$4,349	$19,881	$30,394	$10,008	$23,001	($10,798)	$76,835	$1,129	$77,964
GAAP RATIOS
Loss ratio	65.7%	54.5%	53.6%	45.3%	67.4%	75.2%	62.2%	67.6%	61.5%
Acquisition expense ratio	24.8%	14.0%	27.9%	5.1%	4.8%	20.7%	19.8%	32.0%	18.2%
General and administrative expense ratio	7.2%	13.6%	7.3%	24.2%	11.3%	9.9%	9.8%	—	11.1%
Combined ratio	97.7%	82.1%	88.8%	74.6%	83.5%	105.8%	91.8%	99.6%	90.8%
STATUTORY RATIOS
Loss ratio	65.7%	54.5%	53.6%	45.3%	67.4%	75.2%	62.2%	67.6%	61.5%
Acquisition expense ratio	23.9%	11.7%	27.4%	0.1%	5.3%	17.8%	17.9%	30.4%	15.9%
General and administrative expense ratio	7.8%	7.5%	7.1%	25.5%	11.0%	6.9%	8.4%	—	9.6%
Combined ratio	97.4%	73.7%	88.1%	70.9%	83.7%	99.9%	88.5%	98.0%	87.0%

[a]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company's underwriting results by segment to the Company's financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED FINANCIAL RATIOS
FOR THE SIX MONTHS ENDED JUNE 30, 2006

	Property Per Risk Treaty Reinsurance	Property Catastrophe Reinsurance	Casualty Treaty Reinsurance	Property Individual Risk	Casualty Individual Risk	Aerospace and Other Specialty Lines	Total Company Sub-total	Deposit Accounting Adjustment [a]	Reported Totals
AS REPORTED
GAAP RATIOS
Loss ratio	65.7%	54.5%	53.6%	45.3%	67.4%	75.2%	62.2%	67.6%	61.5%
Acquisition expense ratio	24.8%	14.0%	27.9%	5.1%	4.8%	20.7%	19.8%	32.0%	18.2%
General and administrative expense ratio	7.2%	13.6%	7.3%	24.2%	11.3%	9.9%	9.8%	—	11.1%
Combined ratio	97.7%	82.1%	88.8%	74.6%	83.5%	105.8%	91.8%	99.6%	90.8%
EFFECT OF PRIOR PERIOD RESERVE DEVELOPMENT
FAVORABLE / (UNFAVORABLE)
GAAP RATIOS
Loss ratio	5.4%	(33.0)%	7.9%	73.1%	8.7%	(10.6)%	1.7%	4.3%	2.5%
NET OF PRIOR PERIOD RESERVE DEVELOPMENT
GAAP RATIOS
Loss ratio	71.1%	21.5%	61.5%	118.4%	76.1%	64.6%	63.9%	71.9%	64.0%
Acquisition expense ratio	24.8%	14.0%	27.9%	5.1%	4.8%	20.7%	19.8%	32.0%	18.2%
General and administrative expense ratio	7.2%	13.6%	7.3%	24.2%	11.3%	9.9%	9.8%	—	11.1%
Combined ratio	103.1%	49.1%	96.7%	147.7%	92.2%	95.2%	93.5%	103.9%	93.3%

[a]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company's underwriting results by segment to the Company's financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD
DEPOSIT ACCOUNTING ADJUSTMENT IMPACTS ON SEGMENT DATA
FOR THE QUARTER ENDED JUNE 30, 2006

INCLUDING DEPOSIT ACCOUNTING ADJUSTMENTS

	Property Per Risk Treaty Reinsurance	Property Catastrophe Reinsurance	Casualty Treaty Reinsurance	Property Individual Risk	Casualty Individual Risk	Aerospace and Other Specialty Lines	Total Company
UNDERWRITING REVENUES
Gross premiums written	$44,779	$100,526	$46,189	$52,590	$106,633	$100,536	$451,253
Net premiums written	$44,779	$100,526	$41,479	$26,699	$96,482	$98,713	$408,678
Net premiums earned	$78,265	$54,795	$89,547	$18,384	$69,969	$95,718	$406,678
Other underwriting (loss) income	(4,247)	(1,317)	3,024	—	—	548	(1,992)
Total underwriting revenues	74,018	53,478	92,571	18,384	69,969	96,266	404,686
UNDERWRITING EXPENSES
Losses and loss expenses	$67,765	$24,347	$41,094	$23,347	$46,821	$66,071	$269,445
Acquisition expenses	23,129	7,088	24,439	727	3,366	18,009	76,758
General and administrative expenses	6,019	8,470	7,847	5,753	10,195	9,141	47,425
Total expenses	96,913	39,905	73,380	29,827	60,382	93,221	393,628
UNDERWRITING INCOME (LOSS)	($22,895)	$13,573	$19,191	($11,443)	$9,587	$3,045	$11,058
GAAP RATIOS
Loss ratio	86.6%	44.4%	45.9%	127.0%	66.9%	69.0%	66.3%
Acquisition expense ratio	29.5%	12.9%	27.3%	3.9%	4.8%	18.8%	18.9%
General and administrative expense ratio	7.7%	15.5%	8.7%	31.3%	14.6%	9.6%	11.6%
Combined ratio	123.8%	72.8%	81.9%	162.2%	86.3%	97.4%	96.8%

EXCLUDING DEPOSIT ACCOUNTING ADJUSTMENTS

	Property Per Risk Treaty Reinsurance	Property Catastrophe Reinsurance	Casualty Treaty Reinsurance	Property Individual Risk	Casualty Individual Risk	Aerospace and Other Specialty Lines	Total Company
UNDERWRITING REVENUES
Gross premiums written	$49,998	$100,526	$79,426	$52,590	$106,633	$108,192	$497,365
Net premiums written	$49,998	$100,526	$74,716	$26,699	$96,482	$106,369	$454,790
Net premiums earned	$89,861	$57,380	$119,731	$18,384	$69,969	$101,524	$456,849
UNDERWRITING EXPENSES
Losses and loss expenses	$83,117	$27,668	$59,224	$23,347	$46,821	$70,267	$310,444
Acquisition expenses	26,506	7,670	32,995	729	3,364	19,200	90,464
General and administrative expenses	6,019	8,470	7,847	5,753	10,195	9,141	47,425
Total expenses	115,642	43,808	100,066	29,829	60,380	98,608	448,333
UNDERWRITING INCOME (LOSS)	($25,781)	$13,572	$19,665	($11,445)	$9,589	$2,916	$8,516
GAAP RATIOS
Loss ratio	92.5%	48.2%	49.5%	127.0%	66.9%	69.2%	67.9%
Acquisition expense ratio	29.5%	13.4%	27.6%	4.0%	4.8%	18.9%	19.8%
General and administrative expense ratio	6.7%	14.7%	6.5%	31.3%	14.6%	9.0%	10.4%
Combined ratio	128.7%	76.3%	83.6%	162.3%	86.3%	97.1%	98.1%

ENDURANCE SPECIALTY HOLDINGS LTD
DEPOSIT ACCOUNTING ADJUSTMENT IMPACTS ON SEGMENT DATA
FOR THE SIX MONTHS ENDED JUNE 30, 2006

INCLUDING DEPOSIT ACCOUNTING ADJUSTMENTS

	Property Per Risk Treaty Reinsurance	Property Catastrophe Reinsurance	Casualty Treaty Reinsurance	Property Individual Risk	Casualty Individual Risk	Aerospace and Other Specialty Lines	Total Company
UNDERWRITING REVENUES
Gross premiums written	$143,602	$201,330	$183,583	$81,164	$158,216	$254,739	$1,022,634
Net premiums written	$143,602	$201,330	$176,870	$37,389	$142,484	$250,012	$951,687
Net premiums earned	$166,131	$105,557	$197,946	$39,442	$139,337	$178,471	$826,884
Other underwriting (loss) income	(4,201)	(1,108)	6,124	—	—	694	1,509
Total underwriting revenues	161,930	104,449	204,070	39,442	139,337	179,165	828,393
UNDERWRITING EXPENSES
Losses and loss expenses	$102,724	$55,218	$103,764	$17,886	$93,889	$134,696	$508,177
Acquisition expenses	39,055	14,306	51,536	2,018	6,721	36,893	150,529
General and administrative expenses	13,468	15,043	19,683	9,530	15,726	18,273	91,723
Total expenses	155,247	84,567	174,983	29,434	116,336	189,862	750,429
UNDERWRITING INCOME (LOSS)	$6,683	$19,882	$29,087	$10,008	$23,001	($10,697)	$77,964
GAAP RATIOS
Loss ratio	61.8%	52.3%	52.4%	45.3%	67.4%	75.5%	61.5%
Acquisition expense ratio	23.5%	13.6%	26.1%	5.1%	4.8%	20.7%	18.2%
General and administrative expense ratio	8.1%	14.2%	9.9%	24.2%	11.3%	10.2%	11.1%
Combined ratio	93.4%	80.1%	88.4%	74.6%	83.5%	106.4%	90.8%

EXCLUDING DEPOSIT ACCOUNTING ADJUSTMENTS

	Property Per Risk Treaty Reinsurance	Property Catastrophe Reinsurance	Casualty Treaty Reinsurance	Property Individual Risk	Casualty Individual Risk	Aerospace and Other Specialty Lines	Total Company
UNDERWRITING REVENUES
Gross premiums written	$172,478	$201,330	$284,895	$81,164	$158,216	$269,812	$1,167,895
Net premiums written	$172,478	$201,330	$278,182	$37,389	$142,484	$265,085	$1,096,948
Net premiums earned	$187,970	$110,778	$270,778	$39,442	$139,337	$185,507	$933,812
UNDERWRITING EXPENSES
Losses and loss expenses	$123,552	$60,373	$145,184	$17,886	$93,889	$139,565	$580,449
Acquisition expenses	46,601	15,481	75,517	2,018	6,721	38,467	184,805
General and administrative expenses	13,468	15,043	19,683	9,530	15,726	18,273	91,723
Total expenses	183,621	90,897	240,384	29,434	116,336	196,305	856,977
UNDERWRITING INCOME (LOSS)	$4,349	$19,881	$30,394	$10,008	$23,001	($10,798)	$76,835
GAAP RATIOS
Loss ratio	65.7%	54.5%	53.6%	45.3%	67.4%	75.2%	62.2%
Acquisition expense ratio	24.8%	14.0%	27.9%	5.1%	4.8%	20.7%	19.8%
General and administrative expense ratio	7.2%	13.6%	7.3%	24.2%	11.3%	9.9%	9.8%
Combined ratio	97.7%	82.1%	88.8%	74.6%	83.5%	105.8%	91.8%

ENDURANCE SPECIALTY HOLDINGS LTD.
RETURN ON EQUITY ANALYSIS

SIX MONTHS ENDED JUNE 30, 2006
Average common equity [a]	$1,704,539
Net premiums earned	$826,884
Combined ratio	90.8%
Operating margin	9.2%
Premium leverage	0.49x
Implied ROAE from underwriting activity	4.5%
Average invested assets at amortized cost	$5,149,212
Investment leverage	3.02x
Year to date investment income yield, pretax	2.3%
Implied ROAE from investment activity	7.0%
Implied Pre-tax Operating ROAE, for period	11.5%
Implied Pre-tax Operating ROAE, annualized	23.0%

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
ANNUALIZED OPERATING & INVESTMENT LEVERAGE

					Year Ended December 31,
	3Q 2005	4Q 2005	1Q 2006	2Q 2006	2005	2004
Average common equity [a]	$1,772,610	$1,615,319	$1,698,266	$1,730,262	$1,767,499	$1,753,635
Net premiums earned	$441,166	407,009	$420,206	$406,678	$1,723,694	$1,632,600
Operating leverage	0.25x	0.25x	0.25x	0.24x	0.98x	0.93x
Annualized operating leverage	1.00x	1.01x	0.99x	0.94x	0.98x	0.93x
Avg. invested assets at amortized cost	$4,397,080	$4,750,427	$5,064,789	$5,219,192	$4,463,908	$3,277,276
Investment leverage	2.48x	2.94x	2.98x	3.02x	2.53x	1.87x

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods and excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD
INVESTMENT PORTFOLIO
AS OF JUNE 30, 2006

Type of Investment			Fair Value	Percentage
Cash and equivalents [a]			$662,125	12.8%
U.S. government and agencies			1,010,118	19.5%
Corporate securities			753,688	14.5%
Foreign government			206,356	4.0%
Municipals			6,961	0.1%
Asset-backed securities			593,732	11.4%
Mortgage-backed securities			1,752,806	33.8%
Investments in other ventures			204,272	3.9%
Total			$5,190,058	100.0%
Ratings			Fair Value	Percentage
U.S. Government and agencies			$1,010,118	19.5%
AAA/Aaa			3,367,054	64.9%
AA/Aa			242,035	4.6%
A/A			316,856	6.1%
BBB and below			49,723	1.0%
Investments in other ventures/Not rated			204,272	3.9%
Total			$5,190,058	100.0%
Performance				30-Jun-06
Annualized yield, year to date [b]				4.8%
Duration [c]				2.64
Investment Income	Quarter Ended Sept. 30, 2005	Quarter Ended December 31, 2005	Quarter Ended March 31, 2006	Quarter Ended June 30, 2006
Income from investments in other ventures	$6,611	$2,818	$9,332	$4,557
Total net investment income	$49,034	$52,976	$60,474	$59,209

Note:    [a] Cash and equivalents are shown net of investments pending settlement.

[b] Annualized yield excludes realized and unrealized gains and losses on fixed maturity investments.

[c] Duration excludes investments in other ventures.

ENDURANCE SPECIALTY HOLDINGS LTD.
ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES

	QUARTER ENDED SEPT. 30, 2005	QUARTER ENDED DEC. 31, 2005	QUARTER ENDED MARCH 31, 2006	QUARTER ENDED JUNE 30, 2006
Incurred related to:
Current year	$808,484	$451,197	$281,273	$247,863
Prior years	(23,876)	(64,837)	(42,541)	21,582
Total incurred	784,608	386,360	238,732	269,445
Paid related to:
Current year	($26,678)	($229,008)	($6,776)	($1,923)
Prior years	(68,658)	(57,124)	(156,623)	(185,676)
Total paid	(95,336)	(286,132)	(163,399)	(187,599)

ENDURANCE SPECIALTY HOLDINGS LTD.
ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES BY SEGMENT

FAVORABLE (ADVERSE) DEVELOPMENT DURING THE SIX MONTHS ENDED JUNE 30, 2006

	Property Per Risk Treaty Reinsurance	Property Catastrophe Reinsurance	Casualty Treaty Reinsurance	Property Individual Risk	Casualty Individual Risk	Aerospace and Other Specialty Lines
							Total Company
Incurred related to prior years
Quarter ended March 31, 2006	$29,255	($10,100)	$7,635	$23,746	$4,109	($12,104)	$42,541
Quarter ended June 30, 2006	(13,862)	(26,471)	13,259	5,102	7,966	(7,576)	(21,582)
Six months ended June 30, 2006	$15,393	($36,571)	$20,894	$28,848	$12,075	($19,680)	$20,959

FAVORABLE (ADVERSE) DEVELOPMENT DURING THE YEAR ENDED DECEMBER 31, 2005

	Property Per Risk Treaty Reinsurance	Property Catastrophe Reinsurance	Casualty Treaty Reinsurance	Property Individual Risk	Casualty Individual Risk	Aerospace and Other Specialty Lines
							Total Company
Incurred related to prior years
Quarter ended March 31, 2005	$28,900	$5,146	$1,929	($2,477)	$12,265	$238	$46,001
Quarter ended June 30, 2005	11,994	2,117	(9,670)	6,788	9,361	7,158	27,748
Quarter ended September 30, 2005	13,506	1,667	2,530	2,351	438	3,384	23,876
Quarter ended December 31, 2005	19,441	(4,694)	11,971	12,299	16,971	8,849	64,837
Year ended December 31, 2005	$73,841	$4,236	$6,760	$18,961	$39,035	$19,629	$162,462

FAVORABLE (ADVERSE) DEVELOPMENT DURING THE YEAR ENDED DECEMBER 31, 2004

	Property Per Risk Treaty Reinsurance	Property Catastrophe Reinsurance	Casualty Treaty Reinsurance	Property Individual Risk	Casualty Individual Risk	Aerospace and Other Specialty Lines
							Total Company
Incurred related to prior years
Quarter ended March 31, 2004	$2,392	$7,288	$1,827	$6,294	$372	$1,199	$19,372
Quarter ended June 30, 2004	10,467	10,000	4,020	3,486	6,396	6,325	40,694
Quarter ended September 30, 2004	18,047	17,643	5,401	3,082	1,851	4,909	50,933
Quarter ended December 31, 2004	17,132	5,483	(11,170)	2,881	6,491	4,864	25,681
Year ended December 31, 2004	$48,038	$40,414	$78	$15,743	$15,110	$17,297	$136,680

ENDURANCE SPECIALTY HOLDINGS LTD
ANALYSIS OF UNPAID LOSSES AND LOSS EXPENSE

	Property Per Risk Treaty Reinsurance	Property Catastrophe Reinsurance	Casualty Treaty Reinsurance	Property Individual Risk	Casualty Individual Risk	Aerospace and Other Specialty Lines	Total Company	Deposit Accounting Adjustment [a]	Reported Totals
AT JUNE 30, 2006
Case reserves	$346,517	$165,562	$172,905	$153,272	$9,127	$278,586	$1,125,969	($31,308)	$1,094,661
Total reserves	$527,290	$213,445	$803,130	$200,810	$560,700	$577,713	$2,883,088	($100,285)	$2,782,803
Case reserves / Total reserves	65.7%	77.6%	21.5%	76.3%	1.6%	48.2%	39.1%	31.2%	39.3%
IBNR / Total reserves	34.3%	22.4%	78.5%	23.7%	98.4%	51.8%	60.9%	68.8%	60.7%

Excluding total reserves related to Hurricanes Katrina, Rita and Wilma, IBNR as a percentage of total reserve is 73.6%.

[a]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company's underwriting results by segment to the Company's financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.

DILUTIVE SHARES FOR EPS CALCULATION

		QUARTER ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,
		2006	2005	2006	2005
DILUTIVE SHARES	Average market price per share	$30.99	$36.86	$31.82	$36.06
OUTSTANDING:
AS REPORTED	Basic weighted average common shares outstanding	66,398	60,632	66,421	60,960
	Add: weighted ave. unvested restricted share units	833	593	769	592
	Weighted average exercise price per share	—	—	—	—
	Proceeds from unrecognized restricted share unit expense	$14,818	$14,000	$14,818	$14,000
	Less: restricted share units bought back via treasury method	(478)	(380)	(466)	(388)
	Add: weighted ave. dilutive warrants outstanding	7,202	7,202	7,202	7,202
	Weighted average exercise price per share	$17.37	$18.37	$17.37	$18.37
	Less: warrants bought back via treasury method	(4,037)	(3,590)	(3,931)	(3,669)
	Add: weighted ave. dilutive options outstanding	3,018	3,205	3,034	3,225
	Weighted average exercise price per share	$18.69	$18.14	$18.67	$18.14
	Proceeds from unrecognized option expense	$219	$815	$219	$815
	Less: options bought back via treasury method	(1,827)	(1,599)	(1,786)	(1,646)
	Weighted average dilutive shares outstanding	71,109	66,063	71,243	66,276

Note:	Warrants, options and unvested restricted share units that are anti-dilutive are not included in the calculation of diluted shares outstanding. Warrants, options and unvested restricted share units are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected in the calculations above as additional treasury method repurchases. Restricted share units are included in the calculation of basic and diluted weighted shares outstanding. The treasury stock method assumes that the proceeds received from the exercise of options or warrants will be used to repurchase the Company's common shares at the average market price during the period of calculation. SFAS No. 123R also requires that any unrecognized stock based compensation expense that will be recorded in future periods be included as proceeds for purposes of the treasury stock repurchases.

ENDURANCE SPECIALTY HOLDINGS LTD.

OPERATING INCOME RECONCILIATION

EARNINGS PER SHARE INFORMATION - AS REPORTED, GAAP

	QUARTER ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,
	2006	2005	2006	2005
Net income	$64,050	$110,017	$171,086	$206,276
Add (Less) after-tax items:
Net foreign exchange (gains) losses	(8,962)	2,201	(11,101)	4,492
Net realized losses (gains) on investments	7,107	(431)	10,131	3,691
Operating income before preferred dividends	$62,195	$111,787	$170,116	$214,459
Preferred dividends	(3,875)	—	(7,750)	—
Operating income available to common shareholders	$58,320	$111,787	$162,366	$214,459
Weighted average common shares outstanding
Basic	66,398	60,632	66,421	60,960
Dilutive	71,109	66,063	71,243	66,276
Basic per common share data
Net income available to common shareholders	$0.91	$1.81	$2.46	$3.38
Add (Less) after-tax items:
Net foreign exchange (gains) losses	(0.13)	0.04	(0.17)	0.08
Net realized losses (gains) on investments	0.10	(0.01)	0.15	0.06
Operating income available to common shareholders	$0.88	$1.84	$2.44	$3.52
Diluted per common share data
Net income available to common shareholders	$0.85	$1.67	$2.29	$3.11
Add (Less) after-tax items:
Net foreign exchange (gains) losses	(0.13)	0.03	(0.15)	0.07
Net realized losses (gains) on investments	0.10	(0.01)	0.14	0.06
Operating income available to common shareholders	$0.82	$1.69	$2.28	$3.24

ENDURANCE SPECIALTY HOLDINGS LTD.

DILUTIVE SHARES SENSITIVITY ANALYSIS

DILUTIVE SHARES OUSTANDING
Market Price per Share
$30.00	$31.00	$32.00	$33.00	$34.00	$35.00	$36.00	$37.00	$38.00	$39.00	$40.00
71,269	71,462	71,643	71,813	71,973	72,123	72,266	72,400	72,528	72,649	72,764

ENDURANCE SPECIALTY HOLDINGS LTD.
BOOK VALUE PER SHARE

		JUNE 30,
		2006	2005	DEC. 31, 2005
DILUTIVE COMMON	Price per share at period end	$32.00	$37.82	$35.85
SHARES OUTSTANDING:
AS-IF CONVERTED [a]	Basic common shares outstanding [b]	66,314	60,205	66,413
	Add: unvested restricted share units	837	656	652
	Add: dilutive warrants outstanding	7,202	7,202	7,202
	Weighted average exercise price per share	$17.37	$18.37	$17.87
	Add: dilutive options outstanding	2,893	3,185	3,082
	Weighted average exercise price per share	$18.74	$18.12	$18.45
	Book Value [c]	$1,736,535	$1,987,125	$1,672,543
	Add: proceeds from converted warrants	125,105	132,307	128,706
	Add: proceeds from converted options	54,209	57,720	56,845
	Pro forma book value	$1,915,848	$2,177,152	$1,858,094
	Dilutive shares outstanding	77,246	71,248	77,349
	Basic book value per common share	$26.19	$33.01	$25.18
	Diluted book value per common share	$24.80	$30.56	$24.02

DILUTIVE COMMON	Price per share at period end	$32.00	$37.82	$35.85
SHARES OUTSTANDING:
TREASURY STOCK	Basic common shares outstanding [b]	66,314	60,205	66,413
METHOD
	Add: unvested restricted share units	837	656	652
	Add: dilutive warrants outstanding	7,202	7,202	7,202
	Weighted average exercise price per share	$17.37	$18.37	$17.87
	Less: warrants bought back via treasury method	(3,910)	(3,498)	(3,590)
	Add: dilutive options outstanding	2,893	3,185	3,082
	Weighted average exercise price per share	$18.74	$18.12	$18.45
	Less: options bought back via treasury method	(1,693)	(1,526)	(1,585)
	Dilutive shares outstanding	71,643	66,224	72,173
	Basic book value per common share	$26.19	$33.01	$25.18
	Diluted book value per common share	$24.24	$30.01	$23.17

[a]	The as-if converted method assumes that the proceeds received upon exercise of options and warrants will be retained by the Company and the resulting common shares from exercise will remain outstanding.

[b]	Basic common shares include vested restricted share units.

[c]	Excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.

SHAREHOLDER RETURN ANALYSIS

	SIX MONTHS ENDED JUNE 30, 2006	YEAR ENDED DECEMBER 31,
		2005	2004	2003	2002
Net income available to common shareholders	$163,336	($223,204)	$355,584	$263,437	$102,066
Dividends paid to common shareholders	(33,105)	(61,695)	(50,346)	(20,505)	—
Shareholders' equity [a]	1,736,535	1,672,543	1,862,455	1,644,815	1,217,500
Return on beginning equity	9.8%	(12.0)%	21.6%	21.6%
Dividend payout ratio [b]	2.0%	3.3%	3.1%	1.7%
Dilutive common shares outstanding	71,643	72,173	66,729	68,445	56,017
Diluted book value per common share	$24.24	$23.17	$27.91	$24.03	$21.73
(treasury stock method)
Change in diluted book value per common share	4.6%	(17.0)%	16.1%	10.6%
Total return to common shareholders [c]	6.6%	(13.7)%	19.2%	12.3%

[a]	Excludes the $200 million liquidation value of the preferred shares.

[b]	Dividend payout ratio is calculated as dividends paid divided by beginning shareholders' equity.

[c]	Total return to common shareholders is calculated as the sum of the change in diluted book value per common share and the dividend payout ratio.

ENDURANCE SPECIALTY HOLDINGS LTD.

REGULATION G

In presenting the Company’s results, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

Operating income is an internal performance measure used by the Company in the management of its operations. Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to how management analyzes the Company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 18 for a reconciliation of operating income to net income.

Return on Average Equity (ROAE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances for stated periods. Return on Beginning Equity (ROBE) is comprised using the beginning common equity for stated periods. The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.

Investment yield is provided by the Company’s investment managers and is calculated by dividing net investment income by average invested assets at amortized cost. The Company utilizes and presents the investment yield in order to better disclose the performance of the Company’s investments and to show the components of the Company’s ROE.

The Company has included diluted book value per common share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per common share. Please see page 20 for a reconciliation of diluted book value per common share to basic book value per common share.